                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE                                     CONTACT:  LES VAN DYKE
                                                    DIRECTOR, INVESTOR RELATIONS
                                                                  (281) 492-5370

                    DIAMOND OFFSHORE DRILLING, INC. ANNOUNCES
                           THIRD QUARTER 2004 RESULTS

Houston, Texas, October 19, 2004 -- Diamond Offshore Drilling, Inc. (NYSE:DO) today reported net income for the third quarter of 2004 of $2.9 million, or $0.02 per share on a diluted basis, compared with a net loss of $11.5 million, or $0.09 per share on a diluted basis, in the same period a year earlier. Revenues for the third quarter of 2004 were $208.2 million, compared with revenues of $183.9 million for the third quarter of 2003.

Results for the period were negatively impacted by $.04 per share for the deductible portion of insurance claims made for damage caused by Hurricane Ivan. Additionally, the Ocean Alliance incurred 29 days of downtime during the quarter due to equipment repairs, which negatively impacted net income by $.02 per share. The Company also recorded a provision for potential labor cost increases in the U.K. related to mandated legislative benefits that negatively impacted net income by $.01 per share. In addition, the Company incurred reactivation costs to bring the jack-up Ocean Champion out of cold-stack and into the U.S. Gulf of Mexico ("GOM") market, which negatively impacted net income by $.01 per share.

For the nine months ended September 30, 2004, the Company reported a net loss of $18.5 million, or $0.14 per share on a diluted basis compared with a net loss of $49.7 million or $0.38 per share on a diluted basis for the same period in 2003. Revenue for the nine months ended September 30, 2004 was $577.3 million, compared with $493.3 million for the first nine months of 2003.

The Company has received contracts and Letters of Intent for nine of its semisubmersible units for work in the GOM and North Sea beginning in the fourth quarter of 2004 and early 2005 at rates substantially higher than average rates recorded for these units in the third quarter of 2004. Commitments for Diamond Offshore's fourth generation rigs have reached as high as $140,000 per day for GOM work beginning in 2005. Improving dayrates were a factor in the Company's decision to begin reactivation of the Ocean Voyager for the mid-water GOM market. The Voyager is expected to be ready to begin work by mid-December. Reactivation costs are estimated to be approximately $8 million.

In the North Sea, the Ocean Vanguard recently arrived in Norway where it began an approximate 15 month series of contracts for a dayrate in the low $140,000s. Both the Ocean Guardian and Ocean Princess have one year extensions in the U.K. at $80,000 dayrates. The Ocean Nomad is in the process of mobilizing from West Africa to the U.K. where, following shipyard work, it will begin a one year contract at a dayrate of $80,000.

As of September 30, 2004, there were 128.5 million shares of Diamond Offshore common stock outstanding. During the third quarter of 2004, the Company repurchased 782,200 shares of its common stock at an aggregate cost of $18.1 million, or $23.11 per share. Depending on market conditions, the Company may, from time to time, purchase shares of its outstanding common stock in the open market or otherwise.

Diamond Offshore is a leader in deep water drilling. The Company's fleet of 45 offshore drilling rigs consists of 30 semisubmersibles, 14 jack-ups and one drillship. The fleet is located in the waters of six of the world's seven continents.

As previously announced, Diamond Offshore will provide a simulcast and rebroadcast of its third quarter 2004 earnings release conference call. The live broadcast of the Diamond Offshore Drilling, Inc. quarterly conference call will be available online at www.diamondoffshore.com on October 19, 2004, beginning at 9:00 a.m. Central Time. The online replay will follow immediately and continue for 5 days after the original call. Please go to the web site at least 15 minutes before the broadcast to register, download and install any necessary audio software.

Statements in this press release may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements concerning commitments for drilling work or contracts, future dayrates, the timing and expense of the Ocean Voyager's reactivation, future contracts and share repurchases. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated or projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports and other filings with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions, casualty losses, industry fleet capacity, changes in foreign and domestic oil and gas exploration and production activity, competition, changes in foreign, political, social and economic conditions, regulatory initiatives and compliance with governmental regulations, customer preferences and various other matters, many of which are beyond the Company's control. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of this press release. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.


                                      ####
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                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                        AVERAGE DAYRATES AND UTILIZATION

                                           THIRD QUARTER          SECOND QUARTER           THIRD QUARTER
                                               2004                    2004                     2003
                                       ---------------------   ---------------------   ---------------------
                                       DAYRATE   UTILIZATION   DAYRATE   UTILIZATION   DAYRATE   UTILIZATION
                                       -------   -----------   -------   -----------   -------   -----------
                                                               (Dayrate in thousands)
HIGH SPECIFICATION FLOATERS               $92         89%         $98         66%         $97         90%
OTHER SEMISUBMERSIBLES                    $55         75%         $55         71%         $60         57%
JACK-UPS                                  $40         89%         $37         90%         $28         64%

                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (Unaudited)
                      (In thousands, except per share data)

                                                                           THREE MONTHS ENDED         NINE MONTHS ENDED
                                                                              SEPTEMBER 30,             SEPTEMBER 30,
                                                                         ----------------------    ----------------------
                                                                           2004         2003         2004         2003
                                                                         ---------    ---------    ---------    ---------
REVENUES:
          Contract drilling ..........................................   $ 200,610    $ 174,923    $ 554,535    $ 471,820
          Revenues related to reimbursable expenses ..................       7,588        8,984       22,807       21,436
                                                                         ---------    ---------    ---------    ---------
                        Total revenues ...............................     208,198      183,907      577,342      493,256
                                                                         ---------    ---------    ---------    ---------

OPERATING EXPENSES:
          Contract drilling ..........................................     140,607      126,934      408,768      365,210
          Reimbursable expenses ......................................       6,620        8,208       20,373       19,471
          Depreciation ...............................................      45,043       43,256      134,117      132,086
          General and administrative .................................       6,728        7,181       24,277       22,595
          Loss on sale and disposal of assets ........................       1,536        1,509        1,341        1,451
                                                                         ---------    ---------    ---------    ---------
                        Total operating expenses .....................     200,534      187,088      588,876      540,813
                                                                         ---------    ---------    ---------    ---------

OPERATING INCOME (LOSS) ..............................................       7,664       (3,181)     (11,534)     (47,557)

OTHER INCOME (EXPENSE):
          Interest income ............................................       2,899        2,742        7,581       10,235
          Interest expense ...........................................      (7,657)      (6,432)     (20,384)     (17,385)
          Gain (loss) on sale of marketable securities ...............         (27)      (6,179)         231       (7,310)
          Other, net .................................................          78         (140)        (333)       2,891
                                                                         ---------    ---------    ---------    ---------

INCOME (LOSS) BEFORE INCOME TAX EXPENSE (BENEFIT) ....................       2,957      (13,190)     (24,439)     (59,126)

INCOME TAX BENEFIT (EXPENSE) .........................................         (16)       1,727        5,913        9,410
                                                                         ---------    ---------    ---------    ---------

NET INCOME (LOSS) ....................................................   $   2,941    $ (11,463)   $ (18,526)   $ (49,716)
                                                                         =========    =========    =========    =========

EARNINGS (LOSS) PER SHARE:
          BASIC ......................................................   $    0.02    $   (0.09)   $   (0.14)   $   (0.38)
                                                                         =========    =========    =========    =========
          DILUTED ....................................................   $    0.02    $   (0.09)   $   (0.14)   $   (0.38)
                                                                         =========    =========    =========    =========

WEIGHTED AVERAGE SHARES OUTSTANDING:
          Shares of common stock .....................................     128,899      130,366      129,180      130,336
          Dilutive potential shares of common stock ..................          42           --           --           --
                                                                         ---------    ---------    ---------    ---------
                        Total weighted average shares outstanding ....     128,941      130,366      129,180      130,336
                                                                           =======      =======      =======      =======

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                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                              RESULTS OF OPERATIONS
                                   (Unaudited)
                                 (In thousands)

                                                       THREE MONTHS ENDED
                                                          SEPTEMBER 30,
                                                     ----------------------
                                                       2004          2003
                                                     ---------    ---------
CONTRACT DRILLING REVENUE
  High Specification Floaters ....................   $  75,502    $  79,688
  Other Semisubmersibles .........................      79,357       72,588
  Jack-ups .......................................      45,268       23,006
  Other ..........................................         483         (359)
  Eliminations ...................................          --           --
                                                     ---------    ---------
TOTAL CONTRACT DRILLING REVENUE ..................   $ 200,610    $ 174,923
                                                     =========    =========

REVENUES RELATED TO REIMBURSABLE EXPENSES ........   $   7,588    $   8,984
                                                     =========    =========
CONTRACT DRILLING EXPENSE
  High Specification Floaters ....................   $  43,697    $  39,974
  Other Semisubmersibles .........................      62,185       62,494
  Jack-ups .......................................      34,354       23,677
  Integrated Services ............................          --           (6)
  Other ..........................................         371          795
  Eliminations ...................................          --           --
                                                     ---------    ---------
TOTAL CONTRACT DRILLING EXPENSE ..................   $ 140,607    $ 126,934
                                                     =========    =========

  REIMBURSABLE EXPENSES ..........................   $   6,620    $   8,208
                                                     =========    =========
OPERATING INCOME (LOSS)
  High Specification Floaters ....................   $  31,805    $  39,714
  Other Semisubmersibles .........................      17,172       10,094
  Jack-ups .......................................      10,914         (671)
  Integrated Services ............................          --            6
  Other ..........................................         112       (1,154)
  Reimbursables, net .............................         968          776
  Depreciation Expense ...........................     (45,043)     (43,256)
  General and Administrative Expense .............      (6,728)      (7,181)
  (Loss) on Sale and Disposal of Assets ..........      (1,536)      (1,509)
                                                     ---------    ---------
TOTAL OPERATING INCOME (LOSS) ....................   $   7,664    $  (3,181)
                                                     =========    =========

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                DIAMOND OFFSHORE DRILLING, INC. AND SUBSIDIARIES

                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                                                  SEPTEMBER 30,       DECEMBER 31,
                                                                                      2004                2003
                                                                                  -------------       ------------
                                                                                   (unaudited)
ASSETS

Current assets:
         Cash and cash equivalents .............................................   $  213,875         $  106,345
         Investments and marketable securities .................................      669,284            503,995
         Accounts receivable ...................................................      153,952            154,124
         Rig inventory and supplies ............................................       48,099             48,035
         Prepaid expenses and other ............................................       34,144             22,764
                                                                                   ----------         ----------
                                   Total current assets ........................    1,119,354            835,263

Drilling and other property and equipment, net of accumulated depreciation .....    2,190,616          2,257,876
Goodwill .......................................................................          887             11,099
Other assets ...................................................................       30,719             30,781
                                                                                   ----------         ----------
                                   Total assets ................................   $3,341,576         $3,135,019
                                                                                   ==========         ==========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
         Current portion of long-term debt .....................................   $  479,190         $   11,969
         Other current liabilities .............................................      104,646             88,031
                                                                                   ----------         ----------
                                   Total current liabilities ...................      583,836            100,000


Long-term debt .................................................................      722,220            928,030

Deferred tax liability .........................................................      373,584            384,505

Other liabilities ..............................................................       42,111             42,004

Stockholders' equity ...........................................................    1,619,825          1,680,480
                                                                                   ----------         ----------
                                   Total liabilities and stockholders' equity ..   $3,341,576         $3,135,019
                                                                                   ==========         ==========